OTHER ASSETS AND LIABILITIES - Other liabilities (Details) - USD ($) $ in Millions	Dec. 31, 2020	Dec. 31, 2019
Other Assets And Liabilities
Long-term deferred revenue (see Note 3)	$ 17	$ 18
Other liabilities	11	15
Total other non-current liabilities	28	33
Taxes payable (non-income tax)	372	411
Short-term deferred revenue (see Note 3)	158	161
Customer advances (see Note 3)	58	64
Other payments to authorities	95	97
Due to employees	168	197
Other liabilities	32	82
Total other current liabilities	$ 883	$ 1,012